DRAFT – VOTING INSTRUCTION FORM

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours


Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope


VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on August 27, 2013

Please detach at perforation before mailing.

JNL/M&G GLOBAL LEADERS FUND OF THE JNL SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – AUGUST 27, 2013

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York to vote all shares of the JNL/M&G Global Leaders Fund of the JNL Series Trust (the "Fund") attributable to his or her variable annuity or variable life insurance contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, August 27, 2013 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. These voting instructions may be revoked at any time prior to August 16, 2013 by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, III, IV, and/or V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II and JNLNY Separate Account IV.
The Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If a Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

M5F_24539_050313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

DRAFT

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the JNL/M&G Global Leaders Fund of the JNL Series Trust To Be Held on August 27, 2013

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com\jac-24781.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

	FOR	AGAINST	ABSTAIN
1. To approve the Plan of Reorganization, adopted by the JNL Series Trust's Board of Trustees, which provides for the reorganization of the JNL/M&G Global Leaders Fund, a series of the JNL Series Trust, into the JNL/Franklin Templeton Global Growth Fund, also a series of the JNL Series Trust.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

M5F_24539_050313

DRAFT – VOTING INSTRUCTION FORM

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope


VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on August 27, 2013

Please detach at perforation before mailing.

JNL/MELLON CAPITAL DOW℠ DIVIDEND FUND OF JNL VARIABLE FUND LLC
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF MEMBERS – AUGUST 27, 2013

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York to vote all shares of the JNL/Mellon Capital Dow℠ Dividend Fund of the JNL Variable Fund LLC (the "Fund") attributable to his or her variable annuity or variable life insurance contract ("Variable Contract") at the Meeting of Members to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, August 27, 2013 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. These voting instructions may be revoked at any time prior to August 16, 2013 by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, III, IV, and/or V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II and JNLNY Separate Account IV.
The Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If a Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

M5F_24539_050313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

DRAFT

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Members of the JNL/Mellon Capital Dow℠ Dividend Fund of the JNL Variable Fund LLC To Be Held on August 27, 2013

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Members and the form of proxy card are available on the Fund's website at www.proxy-direct.com\jac-24781.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

	FOR	AGAINST	ABSTAIN
1. To approve the Plan of Reorganization, adopted by the JNL Series Trust's Board of Trustees and the JNL Variable Fund LLC's Board of Managers, which provides for the reorganization of the JNL/Mellon Capital Dow℠ Dividend Fund, a portfolio of the JNL Variable Fund LLC, into the JNL/S&P Dividend Income & Growth Fund, a series of the JNL Series Trust.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

MSF_24539_050313

DRAFT – FORM OF PROXY

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope



VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on August 27, 2013

Please detach at perforation before mailing.

PROXY **JNL/M&G GLOBAL LEADERS FUND OF THE JNL SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – AUGUST 27, 2013

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the JNL/M&G Global Leaders Fund of the JNL Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, August 27, 2013 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date MSF_24539_050313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

DRAFT

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the JNL/M&G Global Leaders Fund of the JNL Series Trust To Be Held on August 27, 2013

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com\jac-24781.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

	FOR	AGAINST	ABSTAIN
1. To approve the Plan of Reorganization, adopted by the JNL Series Trust's Board of Trustees, which provides for the reorganization of the JNL/M&G Global Leaders Fund, a series of the JNL Series Trust, into the JNL/Franklin Templeton Global Growth Fund, also a series of the JNL Series Trust.	☐	☐	☐

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

DRAFT – FORM OF PROXY

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours



VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope


VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on August 27, 2013

Please detach at perforation before mailing.

PROXY | **JNL/MELLON CAPITAL DOW℠ DIVIDEND FUND OF JNL VARIABLE FUND LLC** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
MEETING OF MEMBERS – AUGUST 27, 2013

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Members of the JNL/Mellon Capital Dow℠ Dividend Fund of the JNL Variable Fund LLC (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, August 27, 2013 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

MSF_24539_050313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

DRAFT

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Members of the JNL/Mellon Capital Dow[SM] Dividend Fund of the JNL Variable Fund LLC To Be Held on August 27, 2013

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Members and the form of proxy card are available on the Fund's website at www.proxy-direct.com\jac-24781.

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.	To approve the Plan of Reorganization, adopted by the JNL Series Trust's Board of Trustees and the JNL Variable Fund LLC's Board of Managers, which provides for the reorganization of the JNL/Mellon Capital Dow[SM] Dividend Fund, a portfolio of the JNL Variable Fund LLC, into the JNL/S&P Dividend Income & Growth Fund, a series of the JNL Series Trust.	☐	☐	☐

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

MSF_24539_050313